SUP-0144-0316

AB BOND FUND, INC.

-AB Government Reserves Portfolio

Supplement dated March 10, 2016 to the Prospectus and Summary Prospectus (the “Prospectus”) dated August 28, 2015 offering Class 1 shares of AB Government Reserves Portfolio.

At a Meeting on March 9, 2016, the Board of Directors of AB Bond Fund, Inc. approved a proposal to adopt a policy for the AB Government Reserves Portfolio (the “Fund”) to invest at least 80% of its net assets in marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized by U.S. Government securities. The Fund will not change this policy without providing 60 days’ prior written notice to shareholders. This policy will be in addition to the Fund’s policy to invest 99.5% or more of its total assets in cash, U.S. Government securities and repurchase agreements that are collateralized fully.

The new investment policy is effective immediately.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0144-0316